UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Elaine E. Richards
Professionally Managed Portfolios
c/o U.S. Bank Global Fund Services
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
(Name and address of agent for service)

(626) 914-7363
Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period:  June 30, 2021

Item 1. Report to Stockholders.

a)

TRILLIUM ESG GLOBAL EQUITY FUND

TRILLIUM ESG SMALL/MID CAP FUND

ANNUAL REPORT

For the Year Ended
June 30, 2021

Disclosures

The information provided herein represents the opinion of the Portfolio Managers of the Trillium ESG Global Equity Fund and Trillium ESG Small/Mid Cap Fund (the “Funds”) and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible. The Funds may invest in foreign securities, which are subject to the risks of currency fluctuations, political and economic instability and differences in accounting methods. Investing in foreign securities is riskier than investing in domestic securities. The Funds invest in smaller companies, which involve additional risks such as limited liquidity and greater volatility. The Funds’ environmental policy could cause them to make or avoid investments that could result in the portfolios underperforming similar funds that do not have an environmental policy. There are no assurances that the Funds will achieve their objective and/or strategy.

The Funds’ holdings and sector allocations are subject to change and are not recommendations to buy or sell any security. Please see the Schedules of Investments in the report for complete portfolio holdings.

The sectors and/or the industries, as applicable, are determined using the Global Industry Classifications Standard (GICS®). GICS® was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s (“S&P”). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Funds’ administrator, U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services.

Alpha is a measure of performance on a risk-adjusted basis. Alpha takes the volatility (price risk) of a mutual fund and compares its risk-adjusted performance to a benchmark index. The excess return of the mutual fund relative to the return of the benchmark index is a mutual fund’s alpha.

Basis points (bps) are units of measure for interest rates and other percentages, commonly used to describe the percentage change in interest rates, bond yields, and other financial instruments. One basis point is equal to 1/100th of 1%, or 0.01% (0.0001).

The MSCI ACWI (All Country World Index) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 46 country indices comprising 23 developed and 23 emerging market country indices. Returns reported reflect the net total return index which reinvests dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

The S&P 1000® Index combines the S&P MidCap 400® and the S&P SmallCap 600® to form a benchmark for the mid- to small-cap segment of the U.S. equity market.

An investment cannot be made directly in an index.

Must be preceded or accompanied by a prospectus.

The Funds are distributed by Quasar Distributors, LLC.

Earnings growth is not representative of the Funds’ future performance.

Diversification does not assure a profit, nor does it protect against a loss in a declining market.

Table of Contents

Trillium ESG Global Equity Fund
A Message to Our Shareholders	2
Country Allocation	7
Performance Chart and Analysis	8
Schedule of Investments	10
Trillium ESG Small/Mid Cap Fund
A Message to Our Shareholders	15
Sector Allocation	19
Performance Chart and Analysis	20
Schedule of Investments	21
Statements of Assets and Liabilities	24
Statements of Operations	27
Statements of Changes in Net Assets	28
Financial Highlights	31
Notes to Financial Statements	34
Report of Independent Registered Public Accounting Firm	47
Expense Examples	48
Statement Regarding Liquidity Risk Management Program	50
Trustees and Executive Officers	51
Additional Information	57
Privacy Notice	59

Trillium ESG Global Equity Fund

Dear Shareowners, Friends and Clients,

For the twelve month period ended June 30, 2021, the Trillium ESG Global Equity Fund (the “Fund” or “Global Equity Fund”) Institutional Class returned 46.52% on a net of fees basis, versus the MSCI ACWI (“ACWI”) benchmark which reported a return of 39.27%.

Performance as of	6	1	3	5	10	Since	Inception
June 30, 2021	Months	Year	Year	Year	Year	Inception	Date
Retail (PORTX)	12.94%	46.14%	18.53%	17.10%	10.82%	7.52%	9/30/1999
Institutional (PORIX)	13.10%	46.52%	18.86%	17.42%	11.13%	7.88%	3/30/2007
MSCI ACWI Index	12.30%	39.27%	14.57%	14.61%	9.90%	6.85%	9/30/1999

Periods greater than one year are average annual returns.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 866-209-1962.

Gross Expense Ratio*
Retail Class	1.30%
Institutional Class	1.03%

*	Gross expense ratio is from Global Equity Fund’s prospectus dated October 31, 2020. See the Global Equity Fund’s Financial Highlights in this report for the most current expense ratios.

For the twelve month period, security selection provided the majority of the positive contribution to performance returns, with currency being neutral and sector allocation having a slightly negative impact. From a sector perspective, positive contribution was realized within ten of the eleven represented economic sectors (the Fund does not invest in the Energy sector).  Stock selection was the strongest in Consumer Discretionary and Industrials, while Materials was the only detractor. Geographically, stock selection was positive across all three major regions: North America, Western Europe and Asia Pacific.  The Fund’s overweight to Western Europe and underweight to North America were headwinds, however stock performance in these regions, particularly North America more than offset the drag.

Performance Leaders:

BYD Company was the largest contributor, with its stock rising almost 300% for the year.  The Chinese company is a global leader in both electric vehicle and rechargeable battery manufacturing.  Its stock benefitted from improving investor and regulatory sentiment around EVs and anticipation of the spinoff of its battery division in the near future.  After selling off in sympathy with a number of ‘green’ stocks in the early part of 2021, the stock rebounded in mid-May as positive China EV sentiment came back into favor on solid China auto sales.  In keeping with our investment discipline, we used this strength to trim the position.

Taiwan Semiconductor (115%) was a top performer as company results continue to reflect the strong competitive positioning for this semiconductor leader. Market share gains drove strong revenue and margin performance, which benefited earnings and cash flow. Increases in capital expenditure guidance provided comfort to the market that the company is investing prudently for future growth. The stock remains a core holding.

Performance Laggards:

Peruvian bank, Credicorp (-26%), saw its share price negatively impacted by the local Presidential elections. After a fiercely contested election, the final round was won by the left-of-center populist candidate. The Peruvian stock market took a hit on this outcome. In our view, Credicorp is a quality company and with a long term view, we took advantage of volatility that is inherent in emerging markets in order to add to our position.

As the market focused on getting to the other side of the pandemic, stocks that were more defensive and had benefited from consumers being home more were a source of funds and did not keep pace with the shift in the market.  One such name in strategy was Kao (-21%), the Japanese household and personal care Company.  In addition, a consumption tax in Japan and struggles within its cosmetics division created volatility in its results, helping to create weakness in the stock.

New Positions:

Additions to the strategy included Infineon Technologies, a German semiconductor manufacturer.  As a global leader in power semiconductors, the company is well positioned for the coming electric vehicle wave.  The efficiency of Infineon’s products produced an achieved environmental net benefit of more than 50 million tons of CO2 during its products’ use phase, according to the company.

We also initiated a position in Intertek, a British firm providing testing, inspection and verification services to companies around the world through a network of over 1,000 laboratories in over 100 countries.  The company’s share price has lagged peers and the market more recently but we see it benefiting from such trends as sustainability audits and certification of more natural product offerings.

Our most recent addition was Exact Sciences, a molecular diagnostic company which focuses on the early detection and prevention of cancers.  Currently, the bulk of its revenues (55% of 2020E) are generated from the sale of its Cologuard colorectal cancer stool screening tests, which it spent the better part of the last decade developing with the Mayo Clinic and commercializing. A recent acquisition of Thrive, a leader in liquid biopsy (LB), provides an exciting future growth avenue for the Company.  LB will change the way diseases are detected, treated, and monitored, how biopharma products are prescribed and developed, and how clinical trials are run.  After a huge run in 2020, the stock saw significant weakness earlier this year, providing an opportunity for us to initiate a position.

Market:

Similar to last year, the pandemic and all of it devastating health, economic and social impacts remained the dominant narrative for financial markets. Related developments also dictated the variability (and volatility) of sentiment amongst market participants themselves.

The fog obscuring clear investment insights persists, with the murkiness intensifying and subsiding based on progress against the coronavirus. We are concerned by the rapidly spreading Delta variant worldwide, as well as by the clear urban/rural divide in vaccination rates and the slowing rates of new vaccinations in the U.S. This spring’s run of higher-than-target core monthly inflation readings fueled fears that galloping inflation was imminent.  We are not surprised that reopening and restarting a modern, complex, integrated worldwide economy, with tightly controlled supply chains and high levels of specialization, has been bumpy; we would have been surprised if it were not. Companies continue to report difficultly finding labor, even as stimulus payments to unemployed workers are set to expire.  Other rising costs related to freight and a worsening chip shortage are creating margin headwinds and production delays in many industries, such as autos.  Supply chains and transportation networks take time to re-establish, but businesses have strong incentives to do so. While these supply-chain-disruption fueled price changes are disconcerting, they will not result in either a general rise in prices or a sustained process of inflation unless aggregate demand substantially exceeds aggregate supply.

The Biden Administration clearly wants to tackle the intersectional crises of climate change, structural racism, and wealth inequality. So far, legislative gridlock has blocked progress on infrastructure or the American Jobs Plan. House and Senate leaders will require extraordinary political skill to get Biden’s priorities funded.

There continue to be many simmering geopolitical hot-spots, particularly as US / China relations continue to sour.  China’s crack-down on Didi and other data centric applications, along with an announced increased stringency around PRC review of new foreign listings, raised concerns about the safety of US listed Chinese names.  In addition, bellicose rhetoric from President Xi Jinping on the 100th anniversary of the communist state in China further clouded growth prospects for Taiwan and Hong Kong.

Our policy prescription for intermittent heavy fog is: Stay steady, walk, don’t run! In market language, avoid positioning extremes and acknowledge that an environment of high uncertainty means an increased likelihood of rapid rotation, as market participants grasp at informational straws. We remain committed to our long-term focus and investment in high-quality and sustainability-centered companies seeking to meet the challenges of this year of recovery and transition, and beyond.

Advocacy:

The past year has been very impactful for Trillium’s shareholder advocacy program. We have seen important successes on racial justice (diversity and racial justice audits), toxic chemical reductions, and overdraft policies. We have also continued to press forward on climate change, democracy, LGBTQ+ inclusion, biodiversity, worker empowerment, and many other issues.

Building on years of prior engagements, Trillium filed shareholder proposals at a number of companies this year focusing on workplace diversity, executive team diversity, and board diversity. The level of support and success we saw this year was dramatic. After receiving a 45% vote for our proposal on executive leadership diversity at IPG Photonics in spring 2020, we refiled this fall after additional attempts for dialogue failed. Our proposal asked for the Board’s assessment of diversity in the executive leadership ranks, and if and how it planned to expand that diversity. In December, IPG reached out to us after publishing its first comprehensive CSR report. In the report the company stated that “the diversity of our executive team does not yet reflect that of our workforce.” The report disclosed that women, for example, comprise 30% of its board, 35% of its workforce and 22% of the top three EEOC categories, yet are not represented at the most senior level. But IPG also reported that it was adopting new initiatives to expand diversity including a focus on hiring with a requirement that search firms seek female and diverse candidates, closing the promotion gap by developing internal candidates for executive openings, and formalizing board oversight. As a result of these disclosures and commitments we withdrew the proposal in January.

While public policy on several critical technology-related issues emerges at the state and federal level, Trillium continues to engage portfolio companies. At Alphabet, our shareholder proposal in which we raise concerns about Alphabet’s whistleblower protections and whether they adequately support the company’s human rights responsibilities double in support from the 2020 vote. At the June annual meeting, the proposal increased its support from 5% to 10%, which represents about 30% of outside shareholders. This vote means that a large plurality of Alphabet’s shareholders are not satisfied with the company’s approach to protecting workers who raise human rights issues within the company. The proposal was presented by a spokesman for the recently-formed Alphabet Workers Union and gave the union a platform to assert its position and views to the board and senior leadership.

Thank you for your continued support of the fund.

Sincerely,

Laura McGonagle	Matthew Patsky
Portfolio Manager	Portfolio Manager

John Quealy	Patrick Wollenberg
Portfolio Manager	Portfolio Manager

Trillium ESG Global Equity Fund

COUNTRY ALLOCATION at June 30, 2021 (Unaudited)

Country	Portfolio Value	Percent of Net Assets

Australia	$10,682,335	1.2%
Belgium	6,316,149	0.7
Brazil	7,576,959	0.8
Canada	13,702,814	1.5
China	9,004,885	1.0
Colombia	4,211,067	0.5
Denmark	18,076,964	2.0
France	50,703,544	5.5
Germany	29,784,786	3.2
Hong Kong	15,569,940	1.9
India	6,507,680	0.7
Indonesia	3,514,473	0.4
Ireland	34,891,156	3.8
Italy	5,243,973	0.6
Japan	52,138,155	5.7
Kenya	2,901,883	0.3
Mexico	4,461,273	0.5
Netherlands	11,655,105	1.3
New Zealand	6,776,531	0.7
Norway	7,842,760	0.9
Peru	4,195,250	0.3
Portugal	5,189,042	0.6
Republic of Korea	8,002,359	0.9
Singapore	4,855,767	0.5
Spain	18,013,590	1.9
Sweden	22,583,309	2.4
Switzerland	34,956,053	3.8
Taiwan	14,786,289	1.6
United Kingdom	38,237,101	4.2
United States	462,323,604	50.4
Other Assets in Excess
of Liabilities:	2,191,202	0.2
	$916,895,998	100.0%

Trillium ESG Global Equity Fund – Retail Class

Value of $10,000 vs MSCI ACWI Index
(Unaudited)

Average Annual Returns for the periods ended June 30, 2021

	1 Year	5 Year	10 Year	Value
Global Equity Fund – Retail Class	46.14%	17.10%	10.82%	$27,932
MSCI ACWI Index	39.27%	14.57%	9.90%	$25,700

This chart illustrates the performance of a hypothetical $10,000 investment made on June 30, 2011, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains, dividends, and return of capital, if applicable for the Fund and dividends for an index.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 866-209-1962.

Trillium ESG Global Equity Fund – Institutional Class

Value of $100,000 vs MSCI ACWI Index
(Unaudited)

Average Annual Returns for the periods ended June 30, 2021

	1 Year	5 Year	10 Year	Value
Global Equity Fund – Institutional Class	46.52%	17.42%	11.13%	$287,160
MSCI ACWI Index	39.27%	14.61%	9.90%	$256,999

This chart illustrates the performance of a hypothetical $100,000 investment made on June 30, 2011, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains, dividends, and return of capital, if applicable for the Fund and dividends for an index.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 866-209-1962.

Trillium ESG Global Equity Fund

SCHEDULE OF INVESTMENTS at June 30, 2021

Shares		Value
COMMON STOCKS: 97.0%

Automobiles & Components: 2.4%
46,535	Aptiv PLC –
	(Ireland) (a)	$7,321,352
300,000	BYD Co. Ltd.
	(China)	9,004,885
37,745	Cie Generale des
	Etablissements
	Michelin SCA
	(France)	6,023,913
		22,350,150
Banks: 7.0%
288,160	Amalgamated
	Financial Corp.
	(United States)	4,503,941
12,925,840	Bank Rakyat
	Indonesia Persero
	Tbk PT (Indonesia)	3,514,473
34,640	Credicorp Ltd. –
	(Peru)	4,195,250
359,855	DNB ASA (Norway)	7,842,760
7,000,000	Equity Group
	Holdings Ltd.
	(Kenya)	2,901,883
692,825	Grupo Financiero
	Banorte SAB de CV
	(Mexico)	4,461,273
232,665	Hang Seng Bank
	Ltd. (Hong Kong)	4,641,139
89,000	HDFC Bank Ltd. –
	ADR (India)	6,507,680
82,725	KBC Group NV
	(Belgium)	6,316,149
38,260	PNC Financial
	Services Group, Inc.
	(United States)	7,298,478
142,700	Sumitomo Mitsui
	Trust Holdings, Inc.
	(Japan)	4,552,160
13,000	SVB Financial Group
	(United States) (a)	7,233,590
		63,968,776
Capital Goods: 9.6%
155,110	Assa Abloy AB –
	Class B (Sweden)	4,676,244
113,745	Atlas Copco AB –
	Class A (Sweden)	6,984,896
55,900	Daifuku Co Ltd.
	(Japan)	5,071,704
268,855	Epiroc AB –
	Class A (Sweden)	6,120,123
48,600	Ferguson PLC
	(Switzerland)	6,761,576
11,375	Generac
	Holdings, Inc.
	(United States) (a)	4,722,331
62,045	Kingspan Group
	PLC (Ireland)	5,864,063
124,100	Kurita Water
	Industries Ltd.
	(Japan)	5,965,318
74,300	Nidec Corp. (Japan)	8,543,775
78,000	Quanta Services,
	Inc. (United States)	7,064,460
21,715	Rockwell
	Automation, Inc.
	(United States)	6,210,924
47,000	Siemens AG
	Germany)	7,462,586
36,190	Trane Technologies
	PLC (Ireland)	6,664,027
46,535	Xylem, Inc.
	(United States)	5,582,339
		87,694,366
Commercial & Professional Services: 2.5%
74,455	Herman Miller, Inc.
	(United States)	3,509,809
56,875	Intertek Group
	(United Kingdom)	4,352,887
155,000	Recruit Holdings
	Co. Ltd. (Japan)	7,601,013
52,735	Waste Management,
	Inc. (United States)	7,388,701
		22,852,410
Consumer Durables & Apparel: 3.3%
34,125	EssilorLuxottica SA
	(France)	6,320,706

The accompanying notes are an integral part of these financial statements.

Trillium ESG Global Equity Fund

SCHEDULE OF INVESTMENTS at June 30, 2021, Continued

Shares		Value
Consumer Durables & Apparel (Continued)
7,755	Kering SA (France)	$6,795,053
232,665	Levi Strauss & Co. –
	Class A
	(United States)	6,449,474
72,385	Nike, Inc. – Class B
	(United States)	11,182,759
		30,747,992
Consumer Services: 2.5%
33,090	Bright Horizons
	Family Solutions,
	Inc. (United
	States) (a)	4,867,870
103,405	Greggs PLC (United
	Kingdom) (a)	3,722,047
49,000	Marriott
	International,
	Inc. – Class A
	(United States) (a)	6,689,480
70,000	Starbucks Corp.
	(United States)	7,826,700
		23,106,097
Diversified Financials: 2.7%
93,065	Bank of New York
	Mellon Corp.
	(United States)	4,767,720
82,725	Hannon Armstrong
	Sustainable
	Infrastructure
	Capital, Inc. – REIT
	(United States)	4,645,009
61,010	Intercontinental
	Exchange, Inc.
	(United States)	7,241,887
15,500	MSCI, Inc.
	(United States)	8,262,740
		24,917,356
Food & Staples Retailing: 1.3%
284,370	Jeronimo Martins,
	SGPS, SA
	(Portugal)	5,189,042
216,120	Koninklijke Ahold
	Delhaize NV
	(Netherlands)	6,435,945
		11,624,987
Food, Beverage & Tobacco: 2.2%
58,940	Danone SA
	(France)	4,146,711
60,000	Darling
	Ingredients, Inc.
	(United States) (a)	4,050,000
46,535	Kerry Group PLC –
	Class A (Ireland)	6,506,070
64,110	McCormick & Co.,
	Inc. (United States)	5,662,195
		20,364,976
Health Care Equipment & Services: 5.7%
28,955	Cochlear Ltd.
	(Australia)	5,462,865
27,920	Coloplast A/S –
	Class B (Denmark)	4,583,995
107,545	CVS Health Corp.
	(United States)	8,973,555
77,555	Edwards Lifesciences
	Corp. (United
	States) (a)	8,032,371
206,815	Fisher & Paykel
	Healthcare Corp.
	Ltd. (New Zealand)	4,499,125
62,045	Henry Schein, Inc.
	(United States) (a)	4,603,118
248,175	Ryman Healthcare
	Ltd. (New Zealand)	2,277,406
4,300	Straumann
	Holding AG
	(Switzerland)	6,858,689
61,000	Sysmex Corp. (Japan)	7,236,719
		52,527,843
Household & Personal Products: 2.7%
144,770	Essity AB – Class B
	(Sweden)	4,802,046
56,900	Kao Corp. (Japan)	3,508,459
18,237	L’Oreal (France) (a)	8,144,514
135,100	Unilever PLC
	(United Kingdom)	7,918,056
		24,373,075

The accompanying notes are an integral part of these financial statements.

Trillium ESG Global Equity Fund

SCHEDULE OF INVESTMENTS at June 30, 2021, Continued

Shares		Value
Insurance: 2.8%
645,000	AIA Group Ltd.
	(Hong Kong)	$8,001,598
22,025	Allianz SE
	(Germany)	5,496,479
1,240,880	Aviva PLC
	(United Kingdom)	6,966,236
36,190	The Travelers
	Companies, Inc.
	(United States)	5,418,005
		25,882,318
Materials: 5.1%
45,500	Air Liquide SA
	(France)	7,978,409
91,000	Ball Corp.
	(United States)	7,372,820
57,840	Croda
	International PLC
	(United Kingdom)	5,899,335
34,125	Ecolab, Inc.
	(United States)	7,028,726
568,735	Klabin SA
	(Brazil) (a)	2,993,583
27,920	Koninklijke DSM
	NV (Netherlands)	5,219,160
64,110	Novozymes A/S –
	Class B (Denmark)	4,837,076
15,200	Sika AG
	(Switzerland)	4,980,097
		46,309,206
Media & Entertainment: 3.0%
11,400	Alphabet, Inc. –
	Class A (United
	States) (a)	27,836,406

Pharmaceuticals, Biotechnology &
Life Sciences: 7.5%
24,405	CSL Ltd. (Australia)	5,219,470
82,725	Dechra
	Pharmaceuticals
	PLC (United
	Kingdom)	5,000,737
48,600	Exact Sciences Corp.
	(United States) (a)	6,041,466
89,965	Gilead Sciences, Inc.
	(United States)	6,194,990
12,410	Illumina, Inc.
	(United
	States) (a)	5,872,536
108,500	Merck & Co., Inc.
	(United States)	8,438,045
31,020	Merck KGaA
	(Germany)	5,951,988
103,405	Novo-Nordisk A/S –
	Class B (Denmark)	8,655,893
26,600	Roche Holdings
	AG (Switzerland)	10,023,894
20,990	Waters Corp.
	(United States) (a)	7,254,354
		68,653,373
Real Estate: 3.1%
28,500	American Tower
	Corp. – REIT
	(United States)	7,698,990
1,757,915	Capitaland Ltd.
	(Singapore)	4,855,767
159,245	Daiwa House
	Industry Co. Ltd.
	(Japan)	4,788,258
29,990	Jones Lang LaSalle,
	Inc. (United States)	5,861,846
57,910	Unibail-Rodamco-
	Westfield – REIT
	(France) (a)	5,020,553
		28,225,414
Retailing: 3.7%
165,450	Industria de Diseno
	Textil SA (Spain)	5,841,500
38,000	Target Corp.
	(United States)	9,186,120
124,090	The TJX Companies,
	Inc. (United States)	8,366,148
31,020	Tractor Supply Co.
	(United States)	5,771,581
196,475	WH Smith Plc
	(United
	Kingdom) (a)	4,377,803
		33,543,152

The accompanying notes are an integral part of these financial statements.

Trillium ESG Global Equity Fund

SCHEDULE OF INVESTMENTS at June 30, 2021, Continued

Shares		Value
Semiconductors & Semiconductor
Equipment: 5.5%
68,765	Applied Materials,
	Inc. (United
	States)	$9,792,136
124,090	Infineon
	Technologies AG
	(Germany)	4,991,292
16,235	NVIDIA Corp.
	(United States)	12,989,623
123,055	Taiwan
	Semiconductor
	Manufacturing Co.
	Ltd. SA – ADR
	(Taiwan)	14,786,289
39,295	Texas Instruments,
	Inc. (United States)	7,556,429
		50,115,769
Software & Services: 11.4%
28,955	Accenture PLC –
	Class A (Ireland)	8,535,644
21,200	Adobe Systems, Inc.
	(United States) (a)	12,415,568
84,300	Amadeus IT Holding
	SA (Spain)	5,942,853
25,850	Dassault Systemes
	SE (France)	6,273,683
17,580	Intuit, Inc.
	(United States)	8,617,189
118,500	Microsoft Corp.
	(United States)	32,101,650
49,120	PayPal Holdings, Inc.
	(United States) (a)	14,317,498
41,880	SAP SE (Germany)	5,882,441
45,290	Visa, Inc. – Class A
	(United States)	10,589,708
		104,676,234
Technology Hardware & Equipment: 5.7%
225,425	Apple, Inc.
	(United States)	30,874,208
137,530	Cisco Systems, Inc.
	(United States)	7,289,090
31,020	IPG Photonics Corp.
	(United States) (a)	6,538,085
12,925	Samsung SDI Co.
	Ltd. (Republic
	of Korea)	8,002,359
		52,703,742
Telecommunication Services: 1.6%
137,530	BCE, Inc. (Canada)	6,782,195
138,565	Verizon
	Communications,
	Inc. (United States)	7,763,797
		14,545,992
Transportation: 3.1%
90,000	Canadian Pacific
	Railway Ltd.
	(Canada)	6,920,619
68,300	East Japan Railway
	Co. (Japan)	4,870,749
18,500	Kuehne + Nagel
	International AG
	(Switzerland)	6,331,797
47,565	United Parcel
	Service, Inc. –
	Class B
	(United States)	9,892,093
		28,015,258
Utilities: 2.6%
33,090	American Water
	Works Co., Inc.
	(United States)	5,100,162
3,800,000	China Water Affairs
	Group Ltd.
	(Hong Kong)	2,927,203
268,855	EDP Renovaveis SA
	(Spain)	6,229,237
713,505	Interconexion
	Electrica SA ESP
	(Colombia)	4,211,067
703,165	Terna Rete Elettrica
	Nazionale SpA
	(Italy)	5,243,973
		23,711,642
TOTAL COMMON STOCKS
(Cost $461,012,240)		888,746,534

The accompanying notes are an integral part of these financial statements.

Trillium ESG Global Equity Fund

SCHEDULE OF INVESTMENTS at June 30, 2021, Continued

Shares	Value
PREFERRED STOCKS: 0.5%

Banks: 0.5%
762,625	Itau Unibanco
Holding SA –
ADR (Brazil) (c)	$4,583,376
TOTAL PREFERRED STOCKS
(Cost $4,165,588)	4,583,376

SHORT-TERM INVESTMENTS: 2.3%

Money Market Funds: 2.3%
21,374,886	Invesco –
Government &
Agency Portfolio –
Institutional Class,
0.026% (b) (United States)
21,374,886
TOTAL SHORT-TERM
INVESTMENTS
(Cost $21,374,886)	21,374,886
TOTAL INVESTMENTS
IN SECURITIES: 99.8%
(Cost $486,552,714)	914,704,796
Other Assets in Excess
of Liabilities: 0.2%	2,191,202
TOTAL NET ASSETS: 100.0%	$916,895,998

(a)	Non-income producing security.
(b)	Annualized seven-day effective yield as of June 30, 2021.
(c)	There is currently no dividend rate available.
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

Trillium ESG Small/Mid Cap Fund

Dear Shareholders,

For the twelve-month period ended June 30, 2021, the Trillium ESG Small/Mid Cap Fund (the “Fund” or “SMID Fund”) returned 54.23% on a net-of-fees basis, while its benchmark, the S&P 1000® Index, was up 57.32%.

Performance as of	6	1	3	5	Since Inception
June 30, 2021	Months	Year	Year	Year	August 31, 2015
Institutional (TSMDX)	16.80%	54.23%	12.76%	14.55%	11.84%
S&P 1000® Index	19.36%	57.32%	12.87%	14.76%	13.83%

Periods greater than one year are average annual returns.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 866-209-1962.

Expense Ratio*
Gross	1.93%
Net	0.98%

*
Gross expense ratio is from SMID Fund’s prospectus dated October 31, 2020. See the SMID Fund’s Financial Highlights in this report for the most current expense ratios.  The Adviser has contractually agreed to waive certain fees through October 31, 2021.  The net expense ratio is applicable to investors.

Similar to last year, the pandemic and all of it devastating health, economic and social impacts remained the dominant narrative for financial markets. Related developments also dictated the variability (and volatility) of sentiment amongst market participants themselves.

The first quarter of 2021 continued on the fourth quarter’s reversal of the COVID-19 inflicted damage in the stock market. While “reopening” was the general theme in both quarters, in the first quarter much of the activity seemed to indiscriminately reward companies with financial profiles that had suffered earlier.  Small-caps greatly outperformed mid-caps, which were stronger than large-caps.  Value outperformed growth. During the quarter, investors looked for greater cyclical exposure, while turning lukewarm on secular growth stories.  No group of companies demonstrate this dynamic better than Specialty Retail. Even leaving retail and “meme” investor favorite Game Stop aside, many of the low-quality specialty retailers were up in excess of 50% during the quarter, despite the fact that the mall-based retail model appeared broken before the pandemic and malls are unlikely to undergo a sustained rebirth afterwards.  The second quarter of 2021 saw pendulum-like action in the market, with sentiment sharply swinging from cyclical and value themes to secular growth and back again as investors tried to digest the impact of a hawkish Fed on monetary policy, deal with inflationary fears, monitor supply/demand and labor imbalances, and factor in the impacts of the re-acceleration of the next COVID-19 wave with the Delta variant. After very strong performance in the previous quarter, smaller cap stocks trailed their larger cap brethren this quarter. We also saw a reversal in the performance of lower quality small cap stocks that had been leading the market higher in the previous quarter, even as highly leveraged names continued their move up. In a continuation from the previous quarter, value continued to stay strong and lead growth, and cyclicals continued to outperform defensive stocks. As always, we remain focused on our investment discipline that seeks attractively valued stocks, adding incrementally to cyclical exposure in the portfolio, while also taking advantage of the dislocation that we have seen in some of the secular growth names.  We remain true to true to our focus on quality, and integration of environmental, social, and governance factors within our long-term oriented fundamental analysis.

Relative to the S&P 1000®, the contribution from sector weighting was negative, driven primarily by our underweight to the Energy sector, which was the strongest performer in the last twelve months, up over 108%, and our overweight to more defensive sectors such as Healthcare and Utilities.  However, Healthcare along with Financials and Industrials was a strong contributor to overall positive stock selection. Stock selection was weakest in Consumer Discretionary given the sharp re-opening themed rally in low quality stocks within the benchmark. Consumer Staples was also a detractor, along with Materials stocks where we saw a strong snap back in metals and commodity chemicals.

Performance Leaders:

Quanta Services (+132%), a provider of infrastructure solutions, continued to gain market share and benefit from increasing utility spending on replacing aging infrastructure, and grid modernization and hardening projects especially as utilities are looking at ways to reduce their carbon footprint. Moreover, continued adoption of EVs and charging stations, as well as growth in data centers requires the building out of transmission infrastructure. Quanta is well positioned to capture a growing share of this infrastructure spending, in our view.

SVB Financial (+158%) Strength in Technology and Healthcare markets, key areas of focus for Silicon Valley Bank, helped the company find continued growth during the pandemic, with many clients benefiting from accelerated digitization. The bank continued to improve its positioning for low interest rates by showcasing impressive fee capture in the IPO market. Fears that the remote working conditions would hamper this Silicon Valley financing ecosystem proved unfounded as deal flows actually strengthened and indicate healthy demand through 2021. Additionally, with the 10-year US Treasury rate increasing and the yield curve steepening, investors continued to move into a range of interest sensitive Financials in 2021.

Performance Laggards:

New York Times Company (+4%)  as subscriber growth at the company slowed along with the overall news cycle post a catalyst and headline-filled 2020. This has altered the trajectory for margin improvement and free cash flow generation at the company. However the digital transition at the company continues, and we still expect improvements in operating metrics going forward.

LHC Group  (+15%), Home healthcare and hospice provider LHC Group was weaker due to investors’ concerns that a shift in its Medicare patient payer profile could potentially lower its long term Operating Margin profile.  Our research and analysis concludes that the business model and management team remains solid.  We remain optimistic about this company’s long term strategy focused on serving the shift in patient provider healthcare from the more expensive settings to one’s home, recently adding to our position on weakness.

Portfolio Positioning

We continue to move the portfolio towards a post-pandemic economy, adding to cyclicality where we can and moving down market cap where appropriate, while not meaningfully adding to the overall risk of the portfolio.  During the first half of 2021, in keeping with our investment approach, we took profits in some of the stocks that had been strong outperformers such as SVB Financial, Trimble, a provider of global positioning solutions, and Rogers, a specialty engineered components provider, and exited our positions in healthcare company Hologic as well as child apparel provider Carter’s Inc. We also exited positions in companies that had reached market caps no longer appropriate for a SMID strategy including specialty chemical company International Flavors and Fragrances and semiconductor company Maxim given its pending merger with Analog Devices.  We redeployed these proceeds into both new and existing positions that we felt had attractive valuations and fundamentals that would give us additional recovery and reopening exposure. These included adding to existing positions in smaller cap regional bank Webster Financial, multi-line insurer Horace Mann, life sciences company Syneos, welding equipment manufacturer Lincoln Electric and specialty chemical company Mineral Technologies   We also added to Bright Horizons Family Solutions as we believe that a normalization of return to work traffic patterns over the next year will help drive gains for what we view as an underappreciated “recovery”. We increased our position in Lamb Weston to increase restaurant exposure our position in staffing company Manpower and specialty chemicals innovator Ingevity to give us additional recovery and reopening exposure.

Additionally we initiated a new position in StitchFix taking advantage of the dislocation in the stock price. We conclude that the company has a compelling and unique business model in the online apparel space, one that we expect will be a beneficiary of return to work as well as vacation and occasion-wear spending. We also initiated a position in smaller cap semiconductor company, Allegro Microsystems. Allegro has exposure to autos and industrial markets and is expected to benefit from trends such as increasing automation, digitization, and green electrification from the adoption of electric vehicles.

Advocacy:

The past year has been very impactful for Trillium’s shareholder advocacy program. We have seen important successes on racial justice (diversity and racial justice audits), toxic chemical reductions, and overdraft policies. We have also continued to press forward on climate change, democracy, LGBTQ+ inclusion, biodiversity, worker empowerment, and many other issues.

We saw several of our shareholder proposals successfully withdrawn following commitments and action from the companies. When we did go to a vote, we saw some record-setting results such as the 91% vote at First Solar on board diversity and 94% vote at Paycom on executive team diversity. Clearly, the winds are shifting and we see environmental, social, and governance topics taking a prominent place in the minds of large institutional investors.

Thank you for your continued support of the Fund.

Sincerely,

Laura McGonagle	Mitali Prasad	Elizabeth Levy
Portfolio Manager	Portfolio Manager	Portfolio Manager

Trillium ESG Small/Mid Cap Fund

SECTOR ALLOCATION at June 30, 2021 (Unaudited)

Sector	Percent of Net Assets

Industrials	18.7%
Consumer Discretionary	16.2
Information Technology	15.1
Financials	14.6
Health Care	11.8
Real Estate	7.7
Materials	5.3
Consumer Staples	4.3
Utilities	2.7
Communication Services	1.7
Cash & Equivalents (a)	1.9
Total	100.0%

(a)	Represents cash, short-term securities and other assets in excess of liabilities.

Trillium ESG Small/Mid Cap Fund

Value of $100,000 vs S&P 1000® Index
(Unaudited)

Average Annual Returns for the periods ended June 30, 2021

				Since
				Inception
	1 Year	3 Year	5 Year	8/31/2015	Value
SMID Fund	54.23%	12.76%	14.55%	11.84%	$192,096
S&P 1000® Index	57.32%	12.87%	14.76%	13.83%	$212,844

This chart illustrates the performance of a hypothetical $100,000 investment made on August 31, 2015, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains, dividends, and return of capital for the Fund and dividends for an index, but does not reflect redemption fees.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 866-209-1962.

Trillium ESG Small/Mid Cap Fund

SCHEDULE OF INVESTMENTS at June 30, 2021

Shares		Value
COMMON STOCKS: 98.1%

Banks: 7.9%
10,556	East West
	Bancorp, Inc.	$756,759
16,034	Sterling Bancorp	397,483
790	SVB Financial
	Group (a)	439,580
21,452	Umpqua
	Holdings Corp.	395,789
9,785	Webster
	Financial Corp.	521,932
		2,511,543
Capital Goods: 12.8%
4,472	AO Smith Corp.	322,252
7,069	Hexcel Corp. (a)	441,106
4,808	Lincoln Electric
	Holdings, Inc.	633,262
3,177	Middleby Corp. (a)	550,447
7,364	Quanta Services, Inc.	666,957
2,561	Trex Co, Inc. (a)	261,760
8,765	Wabtec Corp.	721,360
3,862	Xylem, Inc.	463,286
		4,060,430
Commercial & Professional Services: 3.9%
3,431	ManpowerGroup, Inc.	407,980
1,861	MSA Safety, Inc.	308,144
4,247	Tetra Tech, Inc.	518,304
		1,234,428
Consumer Durables & Apparel: 4.9%
2,066	Deckers Outdoor
	Corp. (a)	793,489
17,900	Hanesbrands, Inc.	334,193
4,643	Meritage Homes
	Corp. (a)	436,813
		1,564,495
Consumer Services: 3.4%
6,764	BJ’s Restaurants,
	Inc. (a)	332,383
3,441	Bright Horizons
	Family Solutions,
	Inc. (a)	506,205
6,819	WW International,
	Inc. (a)	246,439
		1,085,027
Diversified Financials: 3.0%
4,548	LPL Financial
	Holdings, Inc.	613,889
5,393	Stifel Financial Corp.	349,790
		963,679
Food & Staples Retailing: 1.5%
9,926	BJ’s Wholesale Club
	Holdings, Inc. (a)	472,279

Food, Beverage & Tobacco: 1.8%
7,213	Lamb Weston
	Holdings, Inc.	581,801

Health Care Equipment & Services: 8.0%
3,242	LHC Group, Inc. (a)	649,243
7,339	Omnicell, Inc. (a)	1,111,492
1,151	Penumbra, Inc. (a)	315,443
1,286	West Pharmaceutical
	Services, Inc.	461,803
		2,537,981
Household & Personal Products: 1.0%
3,632	Church & Dwight
	Co., Inc.	309,519

Insurance: 3.7%
3,817	Hanover Insurance
	Group, Inc.	517,738
8,195	Horace Mann
	Educators Corp.	306,657
3,017	Reinsurance Group
	America, Inc.	343,938
		1,168,333
Materials: 5.3%
7,128	Ingevity Corp. (a)	579,934
8,135	Minerals
	Technologies, Inc.	639,981
6,589	Sonoco Products Co.	440,804
		1,660,719

The accompanying notes are an integral part of these financial statements.

Trillium ESG Small/Mid Cap Fund

SCHEDULE OF INVESTMENTS at June 30, 2021, Continued

Shares		Value
Media & Entertainment: 1.7%
12,047	New York Times
	Co. – Class A	$524,647

Pharmaceuticals, Biotechnology
& Life Sciences: 3.8%
4,462	Adaptive
	Biotechnologies
	Corp. (a)	182,317
3,127	NanoString
	Technologies,
	Inc. (a)	202,598
9,040	Syneos Health,
	Inc. (a)	808,989
		1,193,904
Real Estate: 7.7%
11,306	Acadia Realty Trust –
	REIT	248,280
3,047	Camden Property
	Trust – REIT	404,245
3,087	CoreSite Realty
	Corp. – REIT	415,510
2,681	EastGroup Properties,
	Inc. – REIT	440,891
10,256	Host Hotels &
	Resorts, Inc. (a)	175,275
2,666	Jones Lang LaSalle,
	Inc. (a)	521,096
5,908	LTC Properties,
	Inc. – REIT	226,808
		2,432,105
Retailing: 7.9%
2,707	Burlington Stores,
	Inc. (a)	871,627
10,346	LKQ Corp. (a)	509,230
7,510	Stitch Fix, Inc.–
	Class A (a)	452,853
3,612	Tractor Supply Co.	672,049
		2,505,759
Semiconductors & Semiconductor
Equipment: 4.8%
15,115	Allegro MicroSystems,
	Inc. (a)	418,686
8,114	Cree, Inc. (a)	794,603
3,517	First Solar, Inc. (a)	318,324
		1,531,613
Software & Services: 5.5%
5,628	Blackbaud, Inc. (a)	430,936
600	Paycom Software,
	Inc. (a)	218,082
2,562	Proofpoint, Inc. (a)	445,173
4,558	Zendesk, Inc. (a)	657,902
		1,752,093
Technology Hardware & Equipment: 4.8%
2,772	IPG Photonics
	Corp. (a)	584,254
2,302	Rogers Corp. (a)	462,242
5,904	Trimble, Inc. (a)	483,124
		1,529,620
Transportation: 2.0%
3,872	JB Hunt Transport
	Services, Inc.	630,942

Utilities: 2.7%
5,873	Avista Corp.	250,601
5,018	Essential
	Utilities, Inc.	229,323
5,408	Ormat
	Technologies, Inc.	376,018
		855,942
TOTAL COMMON STOCKS
(Cost $24,368,285)		31,106,859

The accompanying notes are an integral part of these financial statements.

Trillium ESG Small/Mid Cap Fund

SCHEDULE OF INVESTMENTS at June 30, 2021, Continued

Shares	Value
SHORT-TERM INVESTMENTS: 3.1%

Money Market Funds: 3.1%
985,398	Invesco –
Government &
Agency Portfolio –
Institutional Class,
0.026% (United States) (b)
$985,398
TOTAL SHORT-TERM
INVESTMENTS
(Cost $985,398)	985,398
TOTAL INVESTMENTS
IN SECURITIES: 101.2%
(Cost $25,353,683)	32,092,257
Liabilities in Excess
of Other Assets: (1.2)%	(381,313)
TOTAL NET ASSETS: 100.0%	$31,710,944

(a)	Non-income producing security.
(b)	Annualized seven-day effective yield as of June 30, 2021.
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

Trillium Mutual Funds

STATEMENTS OF ASSETS AND LIABILITIES at June 30, 2021

	Trillium	Trillium
	ESG Global	ESG Small/Mid
	Equity Fund	Cap Fund
ASSETS
Investments in securities, at value
(cost $486,552,714 and $25,353,683)	$914,704,796	$32,092,257
Foreign Currency, at value
(cost $12 and $—)	12	—
Receivables:
Dividends and interest	1,445,982	12,884
Fund shares sold	2,145,076	329,886
Securities lending income, net	25	—
Prepaid expenses	33,975	8,899
Total assets	918,329,866	32,443,926

LIABILITIES
Payables:
Investment securities purchased	—	673,802
Fund shares redeemed	548,117	1,275
Investment advisory fees, net	591,723	3,136
Administration fees	71,696	8,739
Custody fees	37,742	578
Fund accounting fees	26,168	5,313
Audit fees	24,800	22,100
Distribution fees	37,107	—
Transfer agent fees	50,744	4,245
Chief Compliance Officer fees	2,083	2,083
Trustee fees	8,569	4,863
Other accrued expenses	35,119	6,848
Total liabilities	1,433,868	732,982
NET ASSETS	$916,895,998	$31,710,944

COMPONENTS OF NET ASSETS
Paid-in capital	$460,886,788	$25,225,820
Total distributable (accumulated)
earnings (losses)	456,009,210	6,485,124
Net assets	$916,895,998	$31,710,944

The accompanying notes are an integral part of these financial statements.

Trillium Mutual Funds

STATEMENTS OF ASSETS AND LIABILITIES at June 30, 2021, Continued

	Trillium	Trillium
	ESG Global	ESG Small/Mid
	Equity Fund	Cap Fund
Retail Class
Net assets	$294,765,528	$—
Shares of beneficial interest issued
and outstanding (unlimited number of
shares authorized without par value)	4,468,072	—
Net asset value, offering price,
and redemption price per share	$65.97	$—
Institutional Class
Net assets	$622,130,470	$31,710,944
Shares of beneficial interest issued
and outstanding (unlimited number of
shares authorized without par value)	9,468,921	1,869,373
Net asset value, offering price,
and redemption price per share	$65.70	$16.96

The accompanying notes are an integral part of these financial statements.

(This Page Intentionally Left Blank.)

Trillium Mutual Funds

STATEMENTS OF OPERATIONS For the year ended June 30, 2021

	Trillium	Trillium
	ESG Global	ESG Small/Mid
	Equity Fund	Cap Fund
INCOME
Dividend income (net of foreign withholding
tax and issuance fees of $873,838 and $—)	$10,519,964	$173,115
Interest	3,902	93
Income from securities lending, net	9,698	—
Total investment income	10,533,564	173,208

EXPENSES
Investment advisory fees	6,320,302	156,523
Distribution fees – Retail Class	601,019	—
Administration fees	390,696	52,454
Custody fees	233,676	7,267
Transfer agent fees	214,428	25,032
Fund accounting fees	152,852	32,682
Sub-transfer agent fees	130,668	—
Miscellaneous expenses	110,496	10,448
Registration fees	44,589	21,741
Reports to shareholders	36,910	1,746
Trustees fees	30,750	18,050
Audit fees	24,800	22,100
Chief Compliance Officer fees	11,917	11,917
Legal fees	6,284	7,107
Insurance expenses	1,379	2,912
Interest expenses	—	44
Total expenses	8,310,766	370,023
Less: fees waived and expenses absorbed	—	(165,918)
Net expenses	8,310,766	204,105
Net investment income (loss)	2,222,798	(30,896)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments
and foreign currency transactions	37,070,996	1,148,293
Net change in unrealized
appreciation/depreciation on:
Investments	234,135,771	7,108,732
Translation of other assets and
liabilities in foreign currency	22,314	—
Net realized and unrealized gain (loss) on
investments and foreign currency transactions	271,229,081	8,257,025
Net increase (decrease) in net assets
resulting from operations	$273,451,879	$8,226,129

The accompanying notes are an integral part of these financial statements.

Trillium ESG Global Equity Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	June 30, 2021	June 30, 2020
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income (loss)	$2,222,798	$2,162,867
Net realized gain (loss) on investments
and foreign currency transactions	37,070,996	11,717,825
Net change in unrealized appreciation/depreciation
on investments and translation of other assets
and liabilities in foreign currency	234,158,085	14,308,344
Net increase (decrease) in net assets
resulting from operations	273,451,879	28,189,036

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders –
Retail Class	(5,010,392)	(5,575,739)
Net distributions to shareholders –
Institutional Class	(10,016,263)	(9,240,022)
Total distributions to shareholders	(15,026,655)	(14,815,761)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from
net change in outstanding shares – Retail Class[1]	(14,952,446)	(25,979,093)
Net increase (decrease) in net assets derived from
net change in outstanding shares –
Institutional Class[2]	94,965,705	31,805,748
Total increase (decrease) in net assets
from capital share transactions	80,013,259	5,826,655
Total increase (decrease) in net assets	338,438,483	19,199,930

NET ASSETS
Beginning of year	578,457,515	559,257,585
End of year	$916,895,998	$578,457,515

The accompanying notes are an integral part of these financial statements.

Trillium ESG Global Equity Fund

STATEMENTS OF CHANGES IN NET ASSETS, Continued

[1]	Summary of capital share transactions for Retail Class shares is as follows:

	Year Ended		Year Ended
	June 30, 2021		June 30, 2020
	Shares	Amount	Shares	Amount
Retail Class:
Shares sold	492,644	$28,225,163	491,723	$22,055,092
Shares issued in
reinvestment
of distributions	84,141	4,847,352	113,133	5,386,241
Shares redeemed	(844,590)	(48,024,961)	(1,210,234)	(53,420,426)
Net increase (decrease)	(267,805)	$(14,952,446)	(605,378)	$(25,979,093)

[2]	Summary of capital share transactions for Institutional Class shares is as follows:

	Year Ended		Year Ended
	June 30, 2021		June 30, 2020
	Shares	Amount	Shares	Amount
Institutional Class:
Shares sold	2,937,899	$171,563,974	2,272,542	$99,507,938
Shares issued in
reinvestment
of distributions	147,312	8,439,499	160,865	7,613,722
Shares redeemed	(1,491,092)	(85,037,768)	(1,729,397)	(75,315,912)
Net increase (decrease)	1,594,119	$94,965,705	704,010	$31,805,748

The accompanying notes are an integral part of these financial statements.

Trillium ESG Small/Mid Cap Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	June 30, 2021	June 30, 2020
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income (loss)	$(30,896)	$62,368
Net realized gain (loss) on investments	1,148,293	(1,261,093)
Net change in unrealized
appreciation/depreciation on investments	7,108,732	(1,468,759)
Net increase (decrease) in net assets
resulting from operations	8,226,129	(2,667,484)

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions to shareholders	(23,636)	(813,068)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived
from net change in outstanding shares –
Institutional Class[1]	9,487,330	(2,411,503)
Total increase (decrease) in net assets
from capital share transactions	9,487,330	(2,411,503)
Total increase (decrease) in net assets	17,689,823	(5,892,055)

NET ASSETS
Beginning of year	14,021,121	19,913,176
End of year	$31,710,944	$14,021,121

[1]	Summary of capital share transactions for Institutional Class shares is as follows:

	Year Ended		Year Ended
	June 30, 2021		June 30, 2020
	Shares	Amount	Shares	Amount
Shares sold	780,544	$12,047,698	461,488	$5,290,217
Shares issued in
reinvestment
of distributions	1,424	20,373	60,662	764,344
Shares redeemed[2]	(186,640)	(2,580,741)	(859,024)	(8,466,064)
Net increase (decrease)	595,328	$9,487,330	(336,874)	$(2,411,503)

[2]	Net of redemption fees of $687 and $18,618, respectively.

The accompanying notes are an integral part of these financial statements.

Trillium ESG Global Equity Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

Retail Class
	Year Ended June 30,
	2021	2020	2019	2018	2017
Net asset value,
beginning of year	$45.99	$44.81	$43.21	$39.44	$35.06

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.06	0.10	0.23	0.30	0.27
Net realized and unrealized
gain (loss) on investments	21.00	2.19	3.09	4.52	5.71
Total from investment operations	21.06	2.29	3.32	4.82	5.98

LESS DISTRIBUTIONS:
Distributions from
net investment income	(0.07)	(0.24)	(0.25)	(0.17)	(0.27)
Distributions from
net realized gain	(1.01)	(0.87)	(1.47)	(0.88)	(1.33)
Total distributions	(1.08)	(1.11)	(1.72)	(1.05)	(1.60)
Net asset value, end of year	$65.97	$45.99	$44.81	$43.21	$39.44
Total return	46.14%	5.02%	8.52%	12.28%	17.73%

SUPPLEMENTAL DATA:
Net assets, end of year
(000’s omitted)	$294.8	$217.8	$239.3	$242.4	$235.9
Portfolio turnover rate	10%	11%	16%	12%	19%

SUPPLEMENTAL DATA:
Ratio of expenses
to average net assets	1.30%	1.30%	1.33%	1.34%	1.33%
Ratio of net investment income
(loss) to average net assets	0.11%	0.22%	0.55%	0.70%	0.73%

[1]	Calculated using the average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

Trillium ESG Global Equity Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

Institutional Class
	Year Ended June 30,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$45.80	$44.61	$43.05	$39.34	$34.97

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.23	0.22	0.37	0.43	0.36
Net realized and unrealized
gain (loss) on investments	20.89	2.20	3.03	4.50	5.70
Total from investment operations	21.12	2.42	3.40	4.93	6.06

LESS DISTRIBUTIONS:
Distributions from
net investment income	(0.21)	(0.36)	(0.37)	(0.34)	(0.36)
Distributions from
net realized gain	(1.01)	(0.87)	(1.47)	(0.88)	(1.33)
Total distributions	(1.22)	(1.23)	(1.84)	(1.22)	(1.69)
Net asset value, end of year	$65.70	$45.80	$44.61	$43.05	$39.34
Total return	46.52%	5.34%	8.81%	12.59%	18.04%

SUPPLEMENTAL DATA:
Net assets, end of year
(000’s omitted)	$622.1	$360.6	$319.9	$261.9	$224.5
Portfolio turnover rate	10%	11%	16%	12%	19%

SUPPLEMENTAL DATA:
Ratio of expenses
to average net assets	1.02%	1.03%	1.05%	1.07%	1.08%
Ratio of net investment income
(loss) to average net assets	0.40%	0.49%	0.87%	1.00%	0.97%

[1]	Calculated using the average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

Trillium ESG Small/Mid Cap Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

Institutional Class
	Year Ended June 30,
	2021	2020	2019	2018	2017
Net asset value,
beginning of year	$11.01	$12.36	$12.97	$11.46	$9.74

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	(0.02)	0.04	0.05	0.00 [2]	0.00 [2]
Net realized and unrealized
gain (loss) on investments	5.99	(0.90)	(0.13)	1.73	1.89
Total from investment operations	5.97	(0.86)	(0.08)	1.73	1.89

LESS DISTRIBUTIONS:
Distributions from
net investment income	(0.02)	(0.05)	(0.02)	—	(0.01)
Distributions from
net realized gain	—	(0.45)	(0.51)	(0.22)	(0.16)
Total distributions	(0.02)	(0.50)	(0.53)	(0.22)	(0.17)
Proceeds from redemption fees	0.00 [2]	0.01	0.00 [2]	0.00 [2]	0.00 [2]
Net asset value, end of year	$16.96	$11.01	$12.36	$12.97	$11.46
Total return	54.23%	(7.34)%	0.32%	15.14%	19.48%

SUPPLEMENTAL DATA:
Net assets, end of year
(000’s omitted)	$31.7	$14.0	$19.9	$17.0	$8.4
Portfolio turnover rate	20%	35%	27%	19%	27%

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived/recouped
and expenses absorbed	1.77%	1.93%	1.85%	2.19%	4.53%
After fees waived/recouped
and expenses absorbed	0.98%	0.98%	0.98%	0.98%	0.98%

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
Before fees waived/recouped
and expenses absorbed	(0.94)%	(0.61)%	(0.47)%	(1.21)%	(3.59)%
After fees waived/recouped
and expenses absorbed	(0.15)%	0.34%	0.40%	0.00%[3]	(0.04)%

[1]	Calculated using the average shares outstanding method.
[2]	Does not round to $0.01 or $(0.01), as applicable.
[3]	Does not round to 0.01% or (0.01%), as applicable.

The accompanying notes are an integral part of these financial statements.

Trillium Mutual Funds

NOTES TO FINANCIAL STATEMENTS June 30, 2021

NOTE 1 – ORGANIZATION

The Trillium ESG Global Equity Fund (the “Fund” or “Global Equity Fund”) and Trillium ESG Small/Mid Cap Fund (the “Fund” or “SMID Fund”) are diversified series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end investment management company. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.” The Funds commenced operations on September 30, 1999 and August 31, 2015, respectively.

The Global Equity Fund and the SMID Fund have Retail Class and Institutional Class shares (Retail Class shares are not currently offered for SMID Fund). Institutional Class are offered primarily for direct investment by investors such as pension and profit-sharing plans, employee benefit trusts, endowments, foundation, and corporations. Each class of shares has equal rights as to earnings and assets except that the Retail Class bears Distribution fees. Global Equity Fund Retail Class also bears Sub-Transfer Agent fees. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Global Equity Fund seeks long-term capital appreciation by investing primarily in common stocks of companies that it believes are leaders in managing environmental risks and opportunities, have above average growth potential, and are reasonably valued. The investment objective of SMID Fund is to seek long-term capital appreciation by identifying companies that it believes are strategic leaders, based on business models that it believes are superior and have the ability to create consistent earnings growth.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.
Security Valuation. All equity securities, which may include Real Estate Investment Trusts (“REITs”), Business Development Companies (“BDCs”) and Master Limited Partnerships (“MLPs”), that are traded on U.S. national or foreign securities exchanges are valued either at the last

Trillium Mutual Funds

NOTES TO FINANCIAL STATEMENTS June 30, 2021, Continued

reported sale price on the exchange on which the security is principally traded or the exchange’s official closing price, if applicable. If, on a particular day, an exchange-traded security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities which may include REITs, BDCs, and MLPs that are not traded on a listed exchange are valued at the last sale price in the over- the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

For foreign securities traded on foreign exchanges the Trust has selected ICE Data Service’s Fair Value Information Services (“FVIS”) to provide pricing data with respect to foreign security holdings held by the Global Equity Fund. The use of this third-party pricing service is designed to capture events occurring after a foreign exchange closes that may affect the value of certain holdings of the Global Equity Fund’s securities traded on those foreign exchanges. The Global Equity Fund utilizes a confidence interval when determining the use of the FVIS provided prices. The confidence interval is a measure of the historical relationship that each foreign exchange traded security has to movements in various indices and the price of the security’s corresponding American Depositary Receipt, if one exists. FVIS provides the confidence interval for each security for which it provides a price. If the FVIS provided price falls within the confidence interval the Global Equity Fund will value the particular security at that price. If the FVIS provided price does not fall within the confidence interval the particular security will be valued at the preceding closing price on its respective foreign exchange, or if there were no transactions on such day, at the mean between the bid and asked prices. The SMID Fund does not hold foreign securities traded on foreign exchanges.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Valuation Committee. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Funds’ Board of Trustees (the “Board”). Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.

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NOTES TO FINANCIAL STATEMENTS June 30, 2021, Continued

As described above, the Funds utilize various methods to measure the fair value of most of their investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs  that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

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NOTES TO FINANCIAL STATEMENTS June 30, 2021, Continued

The following is a summary of the inputs used to value the Funds’ investments as of June 30, 2021:

Global Equity Fund

	Level 1	Level 2	Level 3	Total
Common Stocks
Automobiles & Components	$7,321,352	$15,028,798	$—	$22,350,150
Banks	34,200,212	29,768,564	—	63,968,776
Capital Goods	30,244,081	57,450,285	—	87,694,366
Commercial &
Professional Services	10,898,510	11,953,900	—	22,852,410
Consumer Durables & Apparel	17,632,233	13,115,759	—	30,747,992
Consumer Services	19,384,050	3,722,047	—	23,106,097
Diversified Financials	24,917,356	—	—	24,917,356
Food & Staples Retailing	—	11,624,987	—	11,624,987
Food, Beverage & Tobacco	9,712,195	10,652,781	—	20,364,976
Health Care Equipment & Services	21,609,044	30,918,799	—	52,527,843
Household & Personal Products	—	24,373,075	—	24,373,075
Insurance	5,418,005	20,464,313	—	25,882,318
Materials	17,395,129	28,914,077	—	46,309,206
Media & Entertainment	27,836,406	—	—	27,836,406
Pharmaceuticals, Biotechnology
& Life Sciences	38,802,128	29,851,245	—	68,653,373
Real Estate	13,560,836	14,664,578	—	28,225,414
Retailing	23,323,849	10,219,303	—	33,543,152
Semiconductors &
Semiconductor Equipment	45,124,477	4,991,292	—	50,115,769
Software & Services	86,577,257	18,098,977	—	104,676,234
Technology Hardware
& Equipment	44,701,383	8,002,359	—	52,703,742
Telecommunication Services	14,545,992	—	—	14,545,992
Transportation	16,812,712	11,202,546	—	28,015,258
Utilities	15,540,466	8,171,176	—	23,711,642
Total Common Stocks	525,557,673	363,188,861	—	888,746,534
Preferred Stocks
Banks	4,583,376	—	—	4,583,376
Total Preferred Stocks	4,583,376	—	—	4,583,376
Short-Term Investments	21,374,886	—	—	21,374,886
Total Investments in Securities	$551,515,935	$363,188,861	$—	$914,704,796

Trillium Mutual Funds

NOTES TO FINANCIAL STATEMENTS June 30, 2021, Continued

SMID Fund

	Level 1	Level 2	Level 3	Total
Common Stocks	$31,106,859	$—	$—	$31,106,859
Short-Term Investments	985,398	—	—	985,398
Total Investments in Securities	$32,092,257	$—	$—	$32,092,257

B.
Foreign Currency. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

The Funds report net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at period end, resulting from changes in exchange rates.

C.
Federal Income Taxes. Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Funds intend to declare each year as dividends in each calendar year at least 98.0% of their net investment income (earned during the calendar year) and 98.2% of their net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Trillium Mutual Funds

NOTES TO FINANCIAL STATEMENTS June 30, 2021, Continued

Net capital losses incurred after October 31, and within the taxable year, are deemed to arise on the first business day of each Fund’s next taxable year. Net investment losses incurred after December 31, and within the taxable year, are deemed to arise on the first business day of each Fund’s next taxable year. As of June 30, 2021, there were no post-October losses for the Global Equity Fund or SMID Fund. The SMID Fund had late year losses of $22,895.

As of June 30, 2021, there were no capital loss carryovers for the Funds.

As of June 30, 2021, the Funds did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years. The Funds identify their major tax jurisdictions as U.S. Federal and the Commonwealth of Massachusetts. As of June 30, 2021, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially.

D.
Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Dividends received from REITs generally are comprised of ordinary income, capital gains, and may include return of capital. Interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Funds record a reclaim receivable based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention.

E.
Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains on securities, which are determined in accordance with income tax regulations, normally are declared and paid on an annual basis. Distributions are recorded on the ex- dividend date.

Trillium Mutual Funds

NOTES TO FINANCIAL STATEMENTS June 30, 2021, Continued

F.
Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period. Actual results could differ from those estimates.

G.
Share Valuation. The net asset value (“NAV”) per share of the Funds are calculated by dividing the sum of the value of the securities held by each Fund, plus cash and other assets, minus all liabilities including estimated accrued expenses by the total number of shares outstanding for the Funds, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Funds are equal to each Fund’s net asset value per share. The SMID Fund charges a 2% redemption fee on shares held less than 90 days. The fee is deducted from the redemption proceeds otherwise payable to the shareholder. The SMID Fund will retain the fee charged as paid-in-capital and such fees become part of the SMID Fund’s daily NAV calculation.

H.
Guarantees and Indemnifications. In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

I.
Illiquid Securities. Pursuant to Rule 22e-4 under the 1940 Act, the Funds have adopted a Board approved Liquidity Risk management Program (“LRMP”) that requires, among other things, that the Funds limit their illiquid investments that are assets to no more than 15% of net assets. An illiquid investment is any security which may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

Trillium Mutual Funds

NOTES TO FINANCIAL STATEMENTS June 30, 2021, Continued

J.
Reclassification of Capital Accounts. U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended June 30, 2021, the following adjustments were made:

	Distributable (Accumulated)
	Earnings(Losses)	Paid-In Capital
Global Equity Fund	$(1,509,459)	$1,509,459
SMID Fund	8,001	(8,001)

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statements of Assets and Liabilities is primarily due to the tax deferral of losses on wash sales adjustments and deferral of post-October losses.

K.
Recently Issued Accounting Pronouncement.  In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Funds will be required to comply with the rules by September 8, 2022. Management is currently assessing the potential impact of the new rules on the Funds’ financial statements.

In October 2020, the SEC adopted new Rule 12d1-4 under the 1940 Act and other regulatory changes which are expected to be effective on or about January 19, 2022.  Those changes are intended to streamline and enhance the regulatory framework for investments by one fund into another fund or ‘fund-of-funds arrangements.’  These regulatory changes may limit a Fund’s ability to pursue its principal investment strategies by investing in other investment companies or pooled investment vehicles or to invest in those investment companies or pooled investment vehicles it believes are most desirable.  The Funds are currently assessing the potential impact of the new rule on the Funds’ financial statements.

Trillium Mutual Funds

NOTES TO FINANCIAL STATEMENTS June 30, 2021, Continued

L.
Subsequent Events. In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. On July 7, 2021, Foreside Financial Group, LLC (“Foreside”), the parent company of Quasar Distributors, LLC (“Quasar” or “Distributor”), the Fund’s distributor, announced that it had entered into a definitive purchase and sale agreement with Genstar Capital (“Genstar”) such that Genstar would acquire a majority stake in Foreside. The transaction is expected to close at the end of the third quarter of 2021. Quasar will remain the Funds’ distributor at the close of the transaction, subject to Board approval.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Trillium Mutual Funds (the “Adviser”) provides the Funds with investment management services under an Investment Advisory Agreement (the “Advisory Agreement”). Under the Advisory Agreement, the Adviser provides all investment advice, office space, certain administrative services, and provides most of the personnel needed by each Fund. As compensation for its services, the Adviser is entitled to a monthly fee at the annual rate of 0.85% and 0.75% based upon the average daily net assets of the Global Equity Fund and the SMID Fund, respectively.  The investment advisory fees incurred by the Funds for the year ended June 30, 2021, are disclosed in the Statements of Operations. The investment advisory fees incurred are paid monthly to the Adviser, net of any monthly waiver or reimbursement discussed below.

The Adviser has contractually agreed to limit expenses for the SMID Fund by reducing all or a portion of its fees and reimbursing Fund expenses so that the Fund’s ratio of expenses to average net assets will not exceed 0.98%. The Operating Expenses Limitation Agreement has an indefinite term and may be terminated at any time, and without payment of any penalty, by the Board on behalf of the SMID Fund, upon sixty (60) days’ written notice to the Adviser. Any fees waived and/or Fund expenses absorbed by the Adviser pursuant to an agreed-upon expense cap shall be reimbursed by the Fund to the Adviser, if so requested by the Adviser, any time before the end of the third year following the fee waiver and/or expense absorption, provided the aggregate amount of the Fund’s current operating expenses for such year does not exceed the lesser expense cap in place at the time of waiver or at the time of reimbursement. SMID Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement of fees and/or expenses. Any such reimbursement is also contingent upon the Board’s review and approval. The amount of fees waived and expenses absorbed by the Adviser during the year ended June 30, 2021, is disclosed in the Statements of Operations. Any amount due from the Adviser is paid monthly to the Fund, if applicable.

Trillium Mutual Funds

NOTES TO FINANCIAL STATEMENTS June 30, 2021, Continued

As of June 30, 2021, the remaining cumulative amount the Adviser may be reimbursed is $498,779, as shown in the following table. The Adviser may recapture a portion of the above no later than the dates as stated.

Date of Expiration	Amount
June 30, 2022	$159,097
June 30, 2023	173,764
June 30, 2024	165,918
Total	$498,779

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), acts as the Funds’ administrator, fund accountant, and transfer agent. In those capacities Fund Services maintains the Funds’ books and records, calculates the Funds’ NAV, prepares various federal and state regulatory filings, coordinates the payment of fund expenses, reviews expense accruals and prepares materials supplied to the Board. The officers of the Trust and the Chief Compliance Officer are also employees of Fund Services. Fees paid by the Funds to Fund Services for these services for the year ended June 30, 2021, are disclosed in the Statements of Operations.

The Distributor acts as the Funds’ principal underwriter in a continuous public offering of each Fund’s shares. U.S. Bank N.A. serves as custodian to the Funds. U.S. Bank N.A. is an affiliate of Fund Services.

The Funds have adopted a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act with respect to Retail shares. The Plan provides that each Fund may pay a fee to the Distributor, at an annual rate of up to 0.25% of the average daily net assets of Retail Class shares. No distribution fees are paid by Institutional Class shares. These fees may be used by the Distributor to provide compensation for sales support, distribution activities, or shareholder servicing activities. Distribution fees incurred by the Funds during the year ended June 30, 2021, are disclosed in the Statements of Operations, if applicable. Retail Class shares are not currently offered for SMID Fund.

The Global Equity Fund has entered into a Sub-Transfer Agent Arrangement (the “Arrangement”) with respect to the Retail Class. The Arrangement must be approved by the Board. The transfer agent fees and sub-transfer agent fees incurred by the Fund for the year ended June 30, 2021, is disclosed in the Statements of Operations.

NOTE 4 – SECURITIES LENDING

The Global Equity Fund may lend up to 33 1/3% securities in its portfolio to brokers, dealers and financial institutions (but not individuals) under terms of participation in a securities lending program administered by U.S. Bank N.A. The securities lending agreement requires that loans are collateralized at all

Trillium Mutual Funds

NOTES TO FINANCIAL STATEMENTS June 30, 2021, Continued

times in an amount equal to at least 100% of the market value of any loaned securities at the time of the loan, plus accrued interest.

The Global Equity Fund receives compensation in the form of fees and earns interest on the cash collateral. The amount of fees depends on a number of factors including the type of security and length of the loan. Global Equity Fund continues to receive interest payments or dividends on the securities loaned during the borrowing year. Global Equity Fund has the right under the terms of the securities lending agreement to recall the securities from the borrower on demand.

For Global Equity Fund, loaned securities are collateralized by cash equivalents. The cash collateral is invested by U.S. Bank N.A. in accordance with approved investment guidelines. Those guidelines require the cash collateral to be invested in readily marketable, high quality, short-term obligations; however, such investments are subject to risk of payment delays or default on the part of the issuer or counterparty or otherwise may not generate sufficient interest to support the costs associated with securities lending. Global Equity Fund could also experience delays in recovering its securities and possible loss of income or value if the borrower fails to return the borrowed securities, although Global Equity Fund is indemnified from this risk by contract with the securities lending agent.

As of June 30, 2021, there were no securities on loan.

Due to the absence of a master netting agreement related to the Fund’s participation in securities lending and repurchase agreements, no additional offsetting disclosures have been made on behalf of the Fund for the total borrowings listed above.

Global Equity Fund receives cash as collateral in return for securities lent as part of the securities lending program. The collateral is invested in the First American Government Obligations Fund – Class Z (a money market fund subject to Rule 2a-7 under the 1940 Act). The remaining contractual maturity of all the securities lending transactions is overnight and continuous.

The interest income earned by Global Equity Fund on investments of cash collateral received from borrowers for the securities loaned to them (“Income from securities lending, net”) is reflected in the Statements of Operations.

NOTE 5 – PURCHASES AND SALES OF SECURITIES

For the year ended June 30, 2021, the cost of purchases and the proceeds from the sale and maturity of securities, excluding short-term investments, were as follows:

	Purchases	Sales
Global Equity Fund	$118,742,451	$72,082,574
SMID Fund	13,134,721	4,191,439

Trillium Mutual Funds

NOTES TO FINANCIAL STATEMENTS June 30, 2021, Continued

There were no purchases, sales or maturities of long-term U.S. Government securities during the year ended June 30, 2021.

NOTE 6 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the year ended June 30, 2021, and the year ended June 30, 2021, was as follows:

	Ordinary Income
	June 30, 2021	June 30, 2020
Global Equity Fund	$2,043,750	$3,947,956
SMID Fund	20,207	115,158

	Long-Term Capital Gains
	June 30, 2021	June 30, 2020
Global Equity Fund	$12,982,905	$10,867,805
SMID Fund	3,429	697,910

As of June 30, 2021, the components of distributable (accumulated) earnings (losses) for income tax purposes were as follows:

Global Equity Fund

Tax cost of investments	$486,552,714
Unrealized appreciation	433,725,214
Unrealized depreciation	(5,539,084)
Net unrealized appreciation (depreciation)	428,186,130
Undistributed ordinary income	1,743,005
Undistributed long-term capital gain	26,080,075
Distributable earnings	27,823,080
Other accumulated gain (loss)	—
Total distributable (accumulated) earnings (losses)	$456,009,210

SMID Fund

Tax cost of investments	$25,641,611
Unrealized appreciation	7,269,340
Unrealized depreciation	(818,694)
Net unrealized appreciation (depreciation)	6,450,646
Undistributed ordinary income	—
Undistributed long-term capital gain	57,373
Distributable earnings	57,373
Other accumulated gain (loss)	(22,895)
Total distributable (accumulated) earnings (losses)	$6,485,124

Trillium Mutual Funds

NOTES TO FINANCIAL STATEMENTS June 30, 2021, Continued

The difference between components of distributable (accumulated) earnings (losses) on a tax basis and the amounts reflected in the Statements of Assets and Liabilities is primarily due to the tax deferral of losses on wash sales adjustments and deferral of post-October losses.

NOTE 7 – CREDIT FACILITY

U.S. Bank N.A. has made available to the Funds credit facilities pursuant to separate Loan and Security Agreements for temporary or extraordinary purposes. Credit facility details for the year ended June 30, 2021, are as follows:

	Global Equity Fund	SMID Fund
Maximum available credit	$20,000,000	$2,000,000
Largest amount outstanding
on an individual day	—	113,000
Average balance when in use	—	49,556
Credit facility outstanding
as of June 30, 2021	—	—
Average interest rate when in use	—	3.25%

Interest expenses for the year ended June 30, 2021, are disclosed in the Statements of Operations, if applicable.

NOTE 8 – (COVID-19) PANDEMIC

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Funds invest depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Funds’ investments, impair the Funds’ ability to satisfy redemption requests, and negatively impact the Funds’ performance.

Trillium Mutual Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Trillium Funds and
The Board of Trustees of Professionally Managed Portfolios

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Trillium ESG Global Equity Fund and Trillium ESG Small/Mid Cap Fund (the “Funds”), each a series of Professionally Managed Portfolios (the “Trust”), including the schedules of investments, as of June 30, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of June 30, 2021, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 1995.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2021 by correspondence with the custodian and brokers or through other appropriate auditing procedures where replies from brokers were unable to be obtained. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
August 26, 2021

Trillium Mutual Funds

EXPENSE EXAMPLES For the six months ended June 30, 2021 (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, distribution fees (12b-1), and other Fund expenses.  These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2021 – June 30, 2021).

Actual Expenses

The “Actual” line for each respective class of the following tables provides information about actual account values based on actual returns and actual expenses.  Although the Funds charge no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by Fund Services, the Funds’ transfer agent.  If you request that a redemption be made by wire transfer, the Funds’ transfer agent currently charges a $15.00 fee.  The SMID Fund charges a redemption fee equal to 2.00% of the net amount of the redemption if you redeem shares within 90 calendar days after you purchase them.  An Individual Retirement Account will be charged an annual maintenance fee.  To the extent the Funds invest in shares of other investment companies as part of their strategies, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds.  Actual expenses of the underlying funds may vary.  These expenses are not included in the following examples.

The following examples include, but are not limited to, investment advisory fees, distribution fees, fund accounting fees, fund administration fees, custody fees, and transfer agent fees.  However, the following examples do not include portfolio trading commissions and related expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line for each respective class of the following tables provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of

Trillium Mutual Funds

EXPENSE EXAMPLES For the six months ended June 30, 2021 (Unaudited), Continued

return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees.  Therefore, each hypothetical line of the tables is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Global Equity Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	1/1/21	6/30/21	1/1/2021 – 6/30/2021[1]
Retail Class Actual	$1,000.00	$1,129.40	$6.86
Hypothetical (5% annual
return before taxes)	1,000.00	1,018.35	6.51

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	1/1/21	6/30/21	1/1/2021 – 6/30/2021[1]
Institutional Class Actual	$1,000.00	$1,131.00	$5.39
Hypothetical (5% annual
return before taxes)	1,000.00	1,019.74	5.11

SMID Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	1/1/21	6/30/21	1/1/2021 – 6/30/2021[2]
Institutional Class Actual	$1,000.00	$1,168.00	$5.27
Hypothetical (5% annual
return before taxes)	1,000.00	1,019.93	4.91

[1]
Expenses are equal to the annualized net expense ratio for the most recent six-month period.  The annualized six-month expense ratios for Retail and Institutional Class shares were 1.30% and 1.02%, respectively, multiplied by the average account value over the period multiplied by 181/365 (to reflect the one half-year period).

[2]
Expenses are equal to the annualized net expense ratio for the most recent six-month period.  The annualized six-month expense ratios for Institutional Class shares was 0.98% (reflecting fee waivers in effect), multiplied by the average account value over the period multiplied by 181/365 (to reflect the one half-year period).

Trillium Mutual Funds

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Each Fund has adopted a liquidity risk management program (the “program”).  The Funds’ Board has designated a committee of the Adviser to serve as the administrator of the program. Personnel of the Adviser conduct the day-to-day operation of the program pursuant to policies and procedures administered by the committee.

Under the program, the committee manages each Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of each Fund’s investments, limiting the amount of each Fund’s illiquid investments, and utilizing various risk management tools and facilities available to each Fund for meeting shareholder redemptions, among other means. The committee’s process of determining the degree of liquidity of each Fund’s investments is supported by one or more third-party liquidity assessment vendors.

The Funds’ Board reviewed a report prepared by the committee regarding the operation and effectiveness of the program for the period January 1, 2020 through December 31, 2020. No significant liquidity events impacting any of the Funds were noted in the report. In addition, the committee provided its assessment that the program had been effective in managing each Fund’s liquidity risk.

Trillium Mutual Funds

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Funds.  The Board, in turn, elects the officers of the Trust, who are responsible for the day-to-day operations of the Trust and its separate series.  The current Trustees and executive officers of the Trust, their birth dates, positions with the Trust, terms of office with the Trust and length of time served, their principal occupations during the past five years and other directorships are set forth in the table below.

Number of
Portfolios
		Term of	Principal	in Fund	Other
	Position	Office(2) and	Occupation	Complex(3)	Directorships
Name, Address	with the	Length of	During	Overseen	Held During
And Age	Trust(1)	Time Served	Past Five Years	by Trustees	the Past 5 Years

Independent Trustees of the Trust(1)
Kathleen T. Barr	Trustee	Indefinite	Retired; Chair	2	Independent
(born 1955)		Term;	of the Governing		Director,
c/o U.S. Bank Global		Since	Council,		Muzinich
Fund Services		November	Independent		BDC, Inc.
2020 E. Financial Way		2018.	Directors Council		(2019 to
Suite 100			(since 2020);		present);
Glendora, CA 91741			formerly, President,		Independent
			owner of a registered		Trustee for the
			investment adviser,		William Blair
			Productive Capital		Funds (2013
			Management, Inc.		to present)
			(2010 to 2013);		(21 series).
formerly, Chief
Administrative
Officer, Senior Vice
President and Senior
Managing Director
of Allegiant Asset
Management
Company (merged
with PNC Capital
Advisors, LLC in
2009); formerly,
Chief Administrative
Officer, Chief
Compliance Officer
and Senior Vice
President of PNC
Funds and PNC
Advantage Funds
(f/k/a Allegiant Funds)
(registered investment
companies).

Trillium Mutual Funds

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited), Continued

Number of
Portfolios
		Term of	Principal	in Fund	Other
	Position	Office(2) and	Occupation	Complex(3)	Directorships
Name, Address	with the	Length of	During	Overseen	Held During
And Age	Trust(1)	Time Served	Past Five Years	by Trustees	the Past 5 Years
Wallace L. Cook	Trustee	Indefinite	Investment	2	Trustee,
(born 1939)		Term;	Consultant;		The Dana
c/o U.S. Bank Global		Since	formerly, Chief		Foundation.
Fund Services		May	Executive Officer,
2020 E. Financial Way		1991.	Rockefeller Trust Co.,
Suite 100			(prior thereto Senior
Glendora, CA 91741			Vice President), and
Managing Director,
Rockefeller & Co.
(Investment Manager
and Financial Advisor);
formerly, Senior Vice
President, Norton
Simon, Inc.
(international consumer
products conglomerate).

Eric W. Falkeis	Trustee	Indefinite	Chief Executive	2	Independent
(born 1973)		Term;	Officer, Tidal ETF		Director,
c/o U.S. Bank Global		Since	Services LLC (2018		Muzinich
Fund Services		September	to present); formerly,		BDC, Inc.
2020 E. Financial Way		2011.	Chief Operating		(2019 to
Suite 100	Chair-	Indefinite	Officer, Direxion		present);
Glendora, CA 91741	person	Term;	Funds (2013 to		Interested
		Since	2018); formerly,		Trustee, Tidal
		August	Senior Vice		ETF Trust
		2019.	President and Chief		(2018 to
			Financial Officer		Present)
			(and other positions),		(22 series);
			U.S. Bancorp Fund		Former
			Services, LLC		Interested
			(1997 to 2013).		Trustee,
Direxion Funds
(22 series),
Direxion Shares
ETF Trust
(112 series)
and Direxion
Insurance Trust
(2013 to 2018).

Trillium Mutual Funds

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited), Continued

Number of
Portfolios
		Term of	Principal	in Fund	Other
	Position	Office(2) and	Occupation	Complex(3)	Directorships
Name, Address	with the	Length of	During	Overseen	Held During
And Age	Trust(1)	Time Served	Past Five Years	by Trustees	the Past 5 Years
Carl A. Froebel	Trustee	Indefinite	Formerly,	2	None.
(born 1938)		Term;	President and
c/o U.S. Bank Global		Since	Founder, National
Fund Services		May	Investor Data
2020 E. Financial Way		1991.	Services, Inc.
Suite 100			(investment related
Glendora, CA 91741			computer software).

Steven J. Paggioli	Trustee	Indefinite	Consultant;
(born 1950)		Term;	formerly, Executive	2	Independent
c/o U.S. Bank Global		Since	Vice President,		Director,
Fund Services		May	Investment Company		Muzinich
2020 E. Financial Way		1991.	Administration, LLC		BDC, Inc.
Suite 100			(mutual fund		(2019 to
Glendora, CA 91741			administrator).		Present);
Independent
Trustee, AMG
Funds (1993
to Present)
(49 series);
Advisory Board
Member,
Sustainable
Growth
Advisers, LP.

Trillium Mutual Funds

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited), Continued

Number of
Portfolios
		Term of	Principal	in Fund	Other
	Position	Office(2) and	Occupation	Complex(3)	Directorships
Name, Address	with the	Length of	During	Overseen	Held During
And Age	Trust(1)	Time Served	Past Five Years	by Trustees	the Past 5 Years
Ashi S. Parikh	Trustee	Indefinite	Investment	2	Board of
(born 1966)		Term;	professional; formerly,		Directors
c/o U.S. Bank Global		Since	Chief Executive and		Member,
Fund Services		June	Chief Investment		Investment
2020 E. Financial Way		2020.	Officer and various		Working
Suite 100			other positions,		Group, The
Glendora, CA 91741			RidgeWorth		Ohio State
			Investments, LLC		University
			(global investment		Endowments
			management firm)		and Foundation
			(2006 to 2017);		(2016 to
			formerly, Chief		present); Board
			Investment Officer		of Directors,
			Institutional Growth		World
			Equities, Eagle Asset		Methodist
			Management (financial		Council,
			advisor); formerly Sr.		Investment
			Managing Director,		Committee
			Growth Equities, Banc		(2018 to
			One Investment Advisors		present);
			(financial advisor).		Independent
Trustee, PNC
Funds (2018
to 2019)
(32 series);
Interested
Trustee,
RidgeWorth
Funds (2014
to 2017)
(35 series).

Trillium Mutual Funds

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited), Continued

Number of
Portfolios
		Term of	Principal	in Fund	Other
	Position	Office(2) and	Occupation	Complex(3)	Directorships
Name, Address	with the	Length of	During	Overseen	Held During
And Age	Trust(1)	Time Served	Past Five Years	by Trustees	the Past 5 Years

Officers of the Trust
Elaine E. Richards	President	Indefinite	Senior Vice	Not	Not
(born 1968)		Term;	President, U.S.	Applicable.	Applicable.
c/o U.S. Bank Global		Since	Bank Global Fund
Fund Services		March	Services since
2020 E. Financial Way		2013.	July 2007.
Suite 100
Glendora, CA 91741

Carl G. Gee, J.D.	Secretary,	Indefinite	Assistant Vice	Not	Not
(born 1990)	Vice	Term;	President, U.S.	Applicable.	Applicable.
c/o U.S. Bank Global	President	Since	Bank Global
Fund Services		February	Fund Services
615 East Michigan St.		2021.	since August 2016;
Milwaukee, WI 53202			Summer Associate,
Husch Blackwell
LLP (2015); Law
Clerk, Brady
Corporation (global
printing systems,
labels and safety
products company)
(2014-2015).

Aaron J. Perkovich	Treasurer,	Indefinite	Vice President,	Not	Not
(born 1973)	Vice	Term;	U.S. Bank Global	Applicable.	Applicable.
c/o U.S. Bank Global	President	Since	Fund Services
Fund Services		March	since June 2006.
615 East Michigan St.		2017.
Milwaukee, WI 53202		Indefinite
Term;
Since
August
2016.

Melissa Breitzman	Assistant	Indefinite	Assistant Vice	Not	Not
(born 1983)	Treasurer	Term;	President, U.S.	Applicable.	Applicable.
c/o U.S. Bank Global		Since	Bank Global Fund
Fund Services		August	Services LLC.
615 East Michigan St.		2016.
Milwaukee, WI 53202		since
June 2005.

Trillium Mutual Funds

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited), Continued

Number of
Portfolios
		Term of	Principal	in Fund	Other
	Position	Office(2) and	Occupation	Complex(3)	Directorships
Name, Address	with the	Length of	During	Overseen	Held During
And Age	Trust(1)	Time Served	Past Five Years	by Trustees	the Past 5 Years
Craig Benton	Assistant	Indefinite	Assistant Vice	Not	Not
(born 1985)	Treasurer	Term;	President, U.S.	Applicable.	Applicable.
c/o U.S. Bank Global		Since	Bank Global Fund
Fund Services		August	Services since
615 East Michigan St.		2016.	November 2007.
Milwaukee, WI 53202

Cory Akers	Assistant	Indefinite	Assistant Vice	Not	Not
(born 1978)	Treasurer	Term;	President, U.S.	Applicable.	Applicable.
c/o U.S. Bank Global		Since	Bank Global Fund
Fund Services		August	Services since
615 East Michigan St.		2017.	October 2006.
Milwaukee, WI 53202

Donna Barrette	Chief	Indefinite	Senior Vice	Not	Not
(born 1966)	Compliance	Term;	President and	Applicable.	Applicable.
c/o U.S. Bank Global	Officer,	Since	Compliance Officer,
Fund Services	Anti-	July	U.S. Bank Global
615 East Michigan St.	Money	2011.	Fund Services
Milwaukee, WI 53202	Laundering		since August 2004.
Officer,
Vice
President

(1)	All Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
Under the terms of the Board’s retirement policy, a Trustee shall retire at the end of the calendar year in which he or she reaches the age of 78 (or, in the case of a Trustee who was over the age of 78 at the time the retirement policy was adopted in 2019, December 31, 2021).

(3)
The Trust is comprised of numerous series managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds. The Funds do not hold themselves out as related to any other series within the Trust for purposes of investment and investor services, nor do they share the same investment advisor with any other series.

Trillium Mutual Funds

NOTICE TO SHAREHOLDERS (Unaudited)

For the year ended June 30, 2021, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and the Tax Cuts and Jobs Act of 2017. The percentage of dividends declared from the net investment income designated as the qualified dividend income was as follows:

Global Equity Fund	100.00%
SMID Fund	100.00%

For corporate shareholders, the percentage of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended June 30, 2021, was as follows:

Global Equity Fund	100.00%
SMID Fund	100.00%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the year ended June 30, 2021, was as follows:

Global Equity Fund	0.00%
SMID Fund	0.00%

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request without charge by calling 866-209-1962. Furthermore, you can obtain the description on the SEC’s web site at www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available upon request without charge by calling 866-209-1962. Furthermore, you can obtain the Funds’ proxy voting records on the SEC’s web site at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Funds’ quarterly holdings for the most recent fiscal year can be obtained by accessing the Funds’ website at www.trilliummutualfunds.com. The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Form N-PORT is available on the SEC’s website at www.sec.gov. The Fund’s Form N-PORT may also be obtained by calling 866-209-1962.

Trillium Mutual Funds

INFORMATION ABOUT THE FUND’S TRUSTEES (Unaudited)

The Statement of Additional Information (“SAI”) includes additional information about the Funds’ Trustees and is  available without charge, upon request, by calling 866-209-1962. Furthermore, you can obtain the SAI on the SEC’s web site at www.sec.gov or the Funds’ web site at www.trilliummutualfunds.com.

INFORMATION ABOUT HOUSEHOLDING (Unaudited)

Each year, you are automatically sent an updated prospectus as well as annual and semi-annual reports for the Funds, if applicable. In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, proxy statements, and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Please call the Transfer Agent (or your financial institution) without charge at 866-209-1962 to request individual copies of these documents. The Funds will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

INFORMATION ABOUT ELECTRONIC DELIVERY OF DOCUMENTS (Unaudited)

The Funds are pleased to offer the convenience of viewing shareholder communications, including the Funds’ prospectus, annual and semi-annual reports, and proxy statements online. Please go to www.trilliummutualfunds.com for more information or to sign up for this service.

Trillium Mutual Funds

PRIVACY NOTICE (Unaudited)

The Funds collect non-public information about you from the following sources:

• Information we receive about you on applications or other forms;

• Information you give us orally; and

• Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public information with the same high degree of confidentiality.

In the event that you hold shares of a Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non- public personal information would be shared by those entities with unaffiliated third parties.

(This Page Intentionally Left Blank.)

Adviser
TRILLIUM ASSET MANAGEMENT, LLC
Two Financial Center
60 South Street, Suite 1100
Boston, Massachusetts 02111

Distributor
QUASAR  DISTRIBUTORS, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, Wisconsin 53202

Custodian
U.S. BANK N.A.
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102

Legal Counsel
SULLIVAN & WORCESTER LLP
1663 Broadway
New York, New York 10019

Fund	Class	Symbol	CUSIP
Trillium	Retail Class	PORTX	742935588
ESG Global Equity Fund	Institutional Class	PORIX	742935356

Trillium
ESG Small/Mid Cap Fund	Institutional Class	TSMDX	74316P785

b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee. Ms. Kathleen T. Barr and Messrs. Wallace L. Cook, Carl A. Froebel, Eric W. Falkeis and Steven J. Paggioli are each an “audit committee financial expert” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following tables detail the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Trillium ESG Global Equity Fund

	FYE 6/30/2021	FYE 6/30/2020
Audit Fees	$22,100	$22,100
Audit-Related Fees	N/A	N/A
Tax Fees	$2,700	$2,700
All Other Fees	N/A	N/A

Trillium ESG Small/Mid Cap Fund

	FYE 6/30/2021	FYE 6/30/2020
Audit Fees	$19,400	$19,400
Audit-Related Fees	N/A	N/A
Tax Fees	$2,700	$2,700
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.  All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The percentages of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

Trillium ESG Global Equity Fund

	FYE 6/30/2021	FYE 6/30/2020
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A

Trillium ESG Small/Mid Cap Fund

	FYE 6/30/2021	FYE 6/30/2020
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Trillium ESG Global Equity Fund

Non-Audit Related Fees	FYE 6/30/2021	FYE 6/30/2020
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Trillium ESG Small/Mid Cap Fund

Non-Audit Related Fees	FYE 6/30/2021	FYE 6/30/2020
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction

The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has adopted a nominating committee charter that contains the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.  There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees for the period.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)    Professionally Managed Portfolios

By (Signature and Title)      /s/Elaine E. Richards
Elaine E. Richards, President/Principal Executive Officer

Date    August 30, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/Elaine E. Richards
Elaine E. Richards, President/Principal Executive Officer

Date    August 30, 2021

By (Signature and Title)      /s/Aaron J. Perkovich
Aaron J. Perkovich, Treasurer/Principal Financial Officer

Date    August 30, 2021